UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
July 29, 2013

TOYOTA MOTOR CREDIT CORPORATION

(Exact name of registrant as specified in its charter)

California	1-9961	95-3775816

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

19001 S. Western Avenue Torrance, California		90501

(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code:     (310) 468-1310

    Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events.

Toyota Motor Credit Corporation (the “Company” or “TMCC”) announced today that George Borst, the Company’s President and Chief Executive Officer and a member of the Company’s Board of Directors, will be retiring effective September 30, 2013, after which he will assume the role of Executive Advisor until the end of calendar year 2014.  Appointed to replace Mr. Borst is Mike Groff, currently Senior Vice President, Sales, Product & Marketing, and a member of the Company’s Board of Directors.

For biographical information on Messrs. Borst and Groff, please see pp. 139 - 140 in our Annual Report on Form 10-K for the fiscal year ended March 31, 2013, which was filed with the Securities and Exchange Commission on June 14, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TOYOTA MOTOR CREDIT CORPORATION

Date: July 29, 2013	By:	/s/ Katherine Adkins
Katherine Adkins
Secretary